                                                                    EXHIBIT 99.1

COMMUNITY SHORES REPORTS FOURTH QUARTER NET INCOME OF $310,000, UP 33%

MUSKEGON, Mich., January 21 -- Community Shores Bank Corporation (OTC Bulletin
Board: CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported fourth quarter 2004 net income of $310,235 compared with $232,829 earned in the fourth quarter of 2003, an increase of 33.2%. Diluted earnings per share were $0.21, compared with $0.16 for the year-ago quarter, an increase of 31.3%. Per share results were impacted by a 1.9% increase in average shares outstanding to 1,461,933.

For the fiscal year 2004, net income was $803,646 compared with $1,064,046 for 2003. Earnings for 2003 included a tax benefit of $327,184 taken for the effect of prior losses accumulated during the first seven quarters of Community Shores' operations. Pre-tax income for 2004 was $1,218,579, a 19.4% increase over the $1,020,906 for 2003. Diluted earnings per share were $0.55 compared with $0.75 for the year-ago period. Per share results were affected by the tax benefit and a 3.8% increase in average shares outstanding to 1,464,362.

Jose A. Infante, Chairman, President and CEO, stated, "We achieved strong earnings results, driven by a combination of double-digit revenue gains and well-controlled expenses. Our selectivity in adding to our loan portfolio and our attention to differentiating our products based on service and value-driven pricing has served us well across varying interest rate environments and economic cycles. The current transition to a more favorable rate environment and an improving local economy have provided increased momentum to our growth in net interest income. We are optimistic about our prospects for 2005.

Total revenue, consisting of net interest income and non-interest income, was $2.0 million for the fourth quarter of 2004, an increase of 18.2% over the fourth quarter of 2003. Net interest income increased 22.0% to $1.8 million, reflecting a 48 basis point increase in the net interest margin to 3.86% and a 7.0% increase in average earning assets. Mr. Infante continued, "A number of factors have worked in our favor to produce stronger net interest income results: solid, high-quality loan growth, an asset-sensitive balance sheet, a reduction in lower-yielding earning assets, and a more favorable interest rate environment. Over the past six-months, the net interest margin increased by 57 basis points, and we see this improvement continuing." Non-interest income was $251,639 compared with $259,966 for the year-ago quarter. Service charges on deposit accounts increased 5.5%; however, declines in mortgage banking revenue offset its impact to non-interest income.

Total revenue for the fiscal year 2004 was $7.4 million, an increase of 6.3% over the $7.0 million reported for 2003. Net interest income rose 9.3% to $6.4 million, as a result of 4.3% growth in average earning assets and a 16 basis point improvement in the net interest margin to 3.51%. Non-interest income excluding securities gains and losses was $984,406 compared with $1,025,588 for 2003. The Company experienced 13.4% growth in deposit service charges, again offset by declines in mortgage banking revenue.

Non-interest expense totaled $1.5 million for the fourth quarter of 2004, 12.8% higher than the fourth quarter of 2003. Salaries and employee benefits accounted for the largest component increase and rose 28.0%; excluding the impact of a $54,000 reversal of salary expense in the fourth quarter of 2003, 2004 fourth quarter salary expense rose 18.6%. The efficiency ratio for the fourth quarter of 2004 improved to 74.04% from 77.58% for the year-ago quarter.

For the fiscal year 2004, non-interest expense totaled $5.7 million, an increase of 5.0% over the $5.5 million reported in 2003. Salaries and employee benefits increased 9.2%, reflecting merit increases, higher benefit costs and the addition of three FTE employees. The efficiency ratio improved to 77.32% for the fiscal year 2004 compared to 79.02% for 2003.

Assets at December 31, 2004 totaled $193.5 million compared with $184.1 million twelve months ago, an increase of 5.1%. Loans held for investment grew 14.3% during the past twelve months, or $21.5 million, to $171.5 million. Deposits increased 5.8% or $8.7 to $158.8 million.

Mr. Infante commented, "Asset quality improved in every category for 2004 -- lower charge-offs, lower non-performing loans, and lower OREO - despite strong loan growth." Nonperforming assets were 0.49% of assets at December 31, 2004, down from 0.78% of total assets twelve months ago and from 0.63% of assets for the linked quarter. Net charge-offs for the year were $348,000, or 0.21% of average loans, compared with $466,000, or 0.31%, a year ago. For the fourth quarter, they were 0.16% annualized. The allowance for loan and lease losses was 1.19% of total loans at December 31, 2004.

Shareholders' equity totaled $13.4 million at December 31, 2004, up $764,000 from twelve months ago. Tier I capital was 7.01% for the 2004 fiscal period compared with 6.58% for 2003. Shares outstanding at period-end were 1,430,000.

About the Company

With $194 million in assets, Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has achieved seventeen consecutive quarters of profitability.

Forward Looking Statement

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Jose A. Infante, Chairman, President and CEO, +1-231-780-1800, or jinfante@communityshores.com, or Tracey Welsh, Senior Vice President and CFO, +1-231-780-1847, or twelsh@communityshores.com, both of Community Shores Bank Corporation;

Media, Linda Margolin of Margolin & Associates, Inc.,
+1-216-765-0953, or Lmm@margolinIR.com/

                       COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

                                                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                                           2004                 2003                 2002
                                                                        (UNAUDITED)          (UNAUDITED)           (AUDITED)
                                                                       -------------        -------------        -------------
ASSETS
Cash and due from financial institutions                               $   2,214,088        $   4,751,416        $   2,722,565
Interest-bearing deposits in other financial institutions                    161,527              138,609               59,429
Federal funds sold                                                                 0            1,700,000                    0
                                                                       -------------        -------------        -------------
     Total cash and cash equivalents                                       2,375,615            6,590,025            2,781,994

Securities
   Available for sale                                                     16,530,818           24,025,008           26,043,017
   Held to maturity                                                          399,523              249,047              252,567
                                                                       -------------        -------------        -------------
     Total securities                                                     16,930,341           24,274,055           26,295,584

Loans held for sale                                                                -                    -              579,400

Loans                                                                    171,451,202          149,950,085          141,453,620
Less: Allowance for loan losses                                            2,039,198            1,927,756            1,898,983
                                                                       -------------        -------------        -------------
     Net loans                                                           169,412,004          148,022,329          139,554,637

Federal Home Loan Bank stock                                                 425,000              425,000              425,000
Premises and equipment,net                                                 2,542,997            2,653,906            2,910,237
Accrued interest receivable                                                  734,707              620,138              661,136
Other assets                                                               1,081,944            1,518,689              257,956
                                                                       -------------        -------------        -------------
     Total assets                                                      $ 193,502,608        $ 184,104,142        $ 173,465,944
                                                                       =============        =============        =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
     Non interest-bearing                                              $  13,153,038        $  13,122,112        $  10,368,525
     Interest-bearing                                                    145,667,485          137,045,341          122,356,854
                                                                       -------------        -------------        -------------
          Total deposits                                                 158,820,523          150,167,453          132,725,379

Federal funds purchased and repurchase agreements                          9,980,778           11,915,282           19,466,513
Federal Home Loan Bank advances                                            6,000,000            6,000,000            6,000,000
Notes payable                                                              4,500,000            2,550,000            3,600,000
Accrued expenses and other liabilities                                       801,975              835,706              608,179
                                                                       -------------        -------------        -------------
     Total liabilities                                                   180,103,276          171,468,441          162,400,071

Shareholders' Equity
     Preferred Stock, no par value: 1,000,000 shares
       authorized and none issued                                                  0                    0                    0
     Common Stock, no par value: 9,000,000 shares authorized,
         December 31, 2003-1,430,000 issued; December 31, 2002-
         1,330,000 issued and December 31, 2001-1,170,000 issued          12,922,314           12,922,314           12,123,585
     Retained earnings (deficit)                                             499,781             (303,865)          (1,367,911)
     Accumulated other comprehensive income (loss)                           (22,763)              17,252              310,199
                                                                       -------------        -------------        -------------
     Total shareholders' equity                                           13,399,332           12,635,701           11,065,873
                                                                       -------------        -------------        -------------
     Total liabilities and shareholders' equity                        $ 193,502,608        $ 184,104,142        $ 173,465,944
                                                                       -------------        -------------        -------------

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                       COMMUNITY SHORES BANK CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                        THREE MONTHS     THREE MONTHS      TWELVE MONTHS      TWELVE MONTHS
                                                           ENDED            ENDED              ENDED              ENDED
                                                          12/31/04         12/31/03           12/31/04          12/31/03
                                                        ------------     ------------      -------------      -------------
INTEREST AND DIVIDEND INCOME
Loans, including fees                                   $  2,621,219     $  2,208,438      $   9,674,621      $   9,101,964
Securities (including FHLB dividends)                        153,539          198,031            607,485            872,973
Federal funds sold and other interest income                   8,385            2,513             34,305             22,219
                                                        ------------     ------------      -------------      -------------
     Total interest income                                 2,783,143        2,408,982         10,316,411          9,997,156
INTEREST EXPENSE
Deposits                                                     813,616          763,478          3,223,957          3,355,149
Repurchase agreements and federal funds purchased
     and other debt                                           47,183           47,849            150,098            228,941
Federal Home Loan Bank advances and notes payable            125,706          124,603            496,874            516,737
                                                        ------------     ------------      -------------      -------------
     Total interest expense                                  986,505          935,930          3,870,929          4,100,827

NET INTEREST INCOME                                        1,796,638        1,473,052          6,445,482          5,896,329
Provision for loan losses                                     62,419           37,902            460,067            494,239
                                                        ------------     ------------      -------------      -------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        1,734,219        1,435,150          5,985,415          5,402,090
Noninterest income
Service charges on deposit accounts                          170,701          161,802            658,312            580,654
Mortgage loan referral fees                                    8,994           30,513             55,550             56,331
Gain on sale of loans                                          6,387            6,602             28,116            164,690
Gain on sale of mortgage servicing rights                     10,111                0             29,866             10,111
Gain (loss) on disposition of securities                           0                0             (6,600)            62,681
Other                                                         55,446           61,049            212,562            213,802
                                                        ------------     ------------      -------------      -------------
     Total noninterest income                                251,639          259,966            977,806          1,088,269

Noninterest expense
Salaries and employee benefits                               877,740          685,743          3,249,820          2,975,418
Occupancy                                                     72,562           74,177            302,143            295,747
Furniture and equipment                                       82,219          115,986            355,708            455,385
Advertising                                                   20,474           20,696             65,277             75,733
Data Processing                                               80,590           74,810            312,360            296,682
Professional services                                        106,324          104,466            443,503            329,375
Other                                                        276,710          268,584          1,015,831          1,041,113
                                                        ------------     ------------      -------------      -------------
     Total noninterest expense                             1,516,619        1,344,462          5,744,642          5,469,453

INCOME BEFORE INCOME TAXES                                   469,239          350,654          1,218,579          1,020,906
Federal income tax expense (benefit)                         159,004          117,825            414,933            (43,140)
                                                        ------------     ------------      -------------      -------------
NET INCOME                                              $    310,235     $    232,829      $     803,646      $   1,064,046
                                                        ============     ============      =============      =============
Weighted average shares outstanding                        1,430,000        1,430,000          1,430,000          1,410,274
                                                        ============     ============      =============      =============
Diluted average shares outstanding                         1,461,933        1,435,362          1,464,362          1,411,282
                                                        ============     ============      =============      =============
Basic income per share                                  $       0.22     $       0.16      $        0.56      $        0.75
                                                        ============     ============      =============      =============
Diluted income per share                                $       0.21     $       0.16      $        0.55      $        0.75
                                                        ============     ============      =============      =============

                          COMMUNITY SHORES CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                          QUARTERLY                            YEAR TO DATE
                                                    ---------------------------------------------------------------------------
                                                      2004       2004        2004      2004       2003
(dollars in thousands except per share data)         4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR     2004       2003
                                                    ---------------------------------------------------------------------------
EARNINGS
     Net interest income                                1,796      1,646      1,497      1,506      1,473      6,445      5,896
     Provision for loan and lease losses                   62        182        158         57         38        460        494
     Noninterest income                                   252        235        272        219        260        978      1,088
     Noninterest expense                                1,517      1,440      1,372      1,416      1,344      5,744      5,469
     Pre tax income                                       469        259        239        251        351      1,219      1,021
     Net Income                                           310        170        154        169        233        804      1,064
     Basic earnings per share                       $    0.22  $    0.12  $    0.11  $    0.12  $    0.16  $    0.56  $    0.75
     Diluted earnings per share                     $    0.21  $    0.12  $    0.11  $    0.12  $    0.16  $    0.55  $    0.75
     Average shares outstanding                     1,430,000  1,430,000  1,430,000  1,430,000  1,430,000  1,430,000  1,410,274
     Average diluted shares outstanding             1,461,933  1,465,139  1,467,309  1,462,778  1,435,362  1,464,362  1,411,282

PERFORMANCE RATIOS
     Return on average assets                            0.64%      0.36%      0.32%      0.35%      0.51%      0.42%      0.58%
     Return on average common equity                     9.28%      5.25%      4.75%      5.26%      7.43%      6.17%      8.74%
     Net interest margin                                 3.86%      3.64%      3.29%      3.31%      3.38%      3.51%      3.35%
     Efficiency ratio                                   74.04%     76.53%     78.02%     81.31%     77.58%     77.32%     79.02%
     Full-time equivalent employees                        53         53         51         50         50         53         50

CAPITAL
     Average equity to average assets                    6.90%      6.91%      6.79%      6.75%      6.92%      6.80%      6.65%
     Tier 1capital to average assets                     6.94%      6.99%      6.78%      6.71%      6.96%      7.01%      6.58%
     Book value per share                           $    9.37  $    9.18  $    8.93  $    9.02  $    8.84  $    9.37  $    8.84

ASSET QUALITY
     Gross loan charge-offs                               136        210         13         86         72        445        681
     Net loan charge-offs                                  69        204          8         67         42        348        466
     Net loan charge-offs to avg loans (annualized)      0.16%      0.50%      0.02%      0.17%      0.11%      0.21%      0.31%
     Allowance for loan and lease losses                2,039      2,046      2,067      1,917      1,928      2,039      1,928
     Allowance for losses to total loans                 1.19%      1.24%      1.29%      1.22%      1.29%      1.19%      1.29%
     Past due and nonaccrual loans (90 days)              753        716        960        739        960        753        960
     Past due and nonaccrual loans to total loans        0.44%      0.43%      0.60%      0.47%      0.64%      0.44%      0.64%
     Other real estate and repossessed assets             187        559        433        429        473        187        473

END OF PERIOD BALANCES
     Loans                                            171,451    164,894    160,774    156,696    149,950    171,451    149,950
     Total earning assets                             188,968    185,487    177,604    180,916    176,488    188,968    176,488
     Total assets                                     193,503    203,373    184,437    201,239    184,104    193,503    184,104
     Deposits                                         158,821    168,907    152,465    169,588    150,167    158,821    150,167
     Shareholders' equity                              13,399     13,128     12,765     12,902     12,636     13,399     12,636

AVERAGE BALANCES
     Loans                                            167,509    164,041    159,753    155,275    147,825    162,549    148,179
     Total earning assets                             186,289    181,099    178,186    181,801    174,172    183,749    176,151
     Total assets                                     193,421    187,649    190,818    190,552    181,304    191,484    183,016
     Deposits                                         142,391    151,508    158,991    158,264    142,310    142,608    142,817
     Shareholders' equity                              13,355     12,959     12,955     12,857     12,540     13,025     12,177